SUPPLEMENT DATED FEBRUARY 11, 2025
TO

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS I SHARE AND MASTERS EXTRA II

PROSPECTUS DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND
PROSPECTUSES DATED MAY 1, 2006
FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding changes to an investment option that is available under your Contract.

Effective the date of the 2025 fund prospectus, the name of the following investment option will be changed:

Current Name	New Name

Invesco V.I. Capital Appreciation Fund	Invesco V.I. Discovery Large Cap Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.